SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by the Party other than the Registrant [   ]

Check the appropriate box:

     [    ] Preliminary Proxy Statement
     [    ] Confidential,  for Use of  the Commission Only (as permitted by Rule
            14a-6(e)(2))
     [  X ]  Definitive Proxy Statement
     [    ] Definitive Additional Materials
     [    ] Soliciting Material Pursuant to Section 240.14a-12


                        Tri City Bankshares Corporation
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X] No fee required

    [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)       Title of each class of securities to which transaction applies:



        2)       Aggregate number of securities to which transaction applies:

                 _

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



        4)       Proposed maximum aggregate value of transaction:



        5)       Total fee paid:



    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the  fee is offset as  provided by Exchange Act
        Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:



        2)       Form, Schedule or Registration Statement No.:



        3)       Filing Party:



        4)       Date Filed:

                         TRI CITY BANKSHARES CORPORATION
                             6400 South 27th Street
                           Oak Creek, Wisconsin 53154



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 11, 2008




TO THE SHAREHOLDERS OF TRI CITY BANKSHARES CORPORATION:


Notice is hereby given that the Annual Meeting of Shareholders of Tri City Bankshares Corporation will be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 11, 2008 at 9:30 a.m., for the following purposes:

     (1) To elect thirteen members of the Board of Directors to serve until the 2009 Annual Meeting of Shareholders and until their successors are elected and qualified; and

     (2) To transact such other business as may properly come before the annual meeting or any adjournments thereof.

Holders of common stock of record at the close of business on April 24, 2008 will be entitled to notice of, and to vote at, the annual meeting, or at any adjournment thereof.

All shareholders are cordially invited to attend and participate in the annual meeting in person. We urge you to sign, date and return the enclosed proxy whether or not you expect to attend the annual meeting in person. Your proxy will not be used if you subsequently decide to attend the annual meeting and vote your shares in person, or if you revoke your proxy by any other lawful means.


By Order of the Board of Directors,

/s/Scott A. Wilson

Scott A. Wilson, Secretary

Oak Creek, Wisconsin
May 7, 2008

                         TRI CITY BANKSHARES CORPORATION
                             6400 South 27th Street
                           Oak Creek, Wisconsin 53154


                                 PROXY STATEMENT

                        --------------------------------




This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri City Bankshares Corporation (the "Corporation") to be voted at the Annual Meeting of Shareholders to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on June 11, 2008 at 9:30 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The solicitation is made by the mailing of this proxy statement with its enclosures. No other solicitation is contemplated; however, if it is necessary to assure adequate attendance at the annual meeting, the Corporation's Board of Directors may, if it deems it advisable, make a further solicitation by mail, telephone, facsimile, and/or personal interview for proxies. Such solicitation will be made by the officers of the Corporation and will be limited in extent. The total cost of the solicitation, including reimbursement of banks, brokerage firms, custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Corporation's common stock, $1.00 par value (the "Common Stock"), will be borne by the Corporation. The approximate date on which this proxy statement and accompanying proxy card and annual report are first being mailed to shareholders is May 7, 2008.

Shareholders are asked to complete, sign and return the enclosed proxy. The proxy may be revoked by you at any time before it is voted at the annual meeting. Prior to the annual meeting, this may be done by execution of a later-dated proxy or by written revocation sent to the Secretary of the Corporation, Mr. Scott A. Wilson, at the office of the Corporation, 6400 South 27th Street, Oak Creek, Wisconsin 53154. Alternatively, the proxy may be revoked at the annual meeting by oral or written request to the Secretary of the Corporation.

Only shareholders of record at the close of business on April 24, 2008 will be entitled to vote at the meeting. There were 8,904,915 shares of the Common Stock of the Corporation outstanding on the record date, each share being entitled to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following is based upon information provided to the Corporation by the persons named below and sets forth, as of March 28, 2008, except as otherwise indicated, information regarding the beneficial ownership of shares of Common Stock by (a) persons known by the Corporation to own beneficially, directly or indirectly, more than 5% of the Corporation's Common Stock; (b) directors, nominees for director and certain executive officers; and (c) all directors and executive officers of the Corporation as a group. Except as otherwise indicated, the address of each beneficial owner of more than 5% of the Common Stock listed below is 6400 South 27th Street, Oak Creek, Wisconsin 53154.

                                             Amount and Nature of     Percent
                                             Beneficial Ownership     of Class
Name of Beneficial Owner                              (1)                (2)

Frank J. Bauer............................           58,392  (3)           *
William N. Beres..........................           13,779  (4)           *
Sanford Fedderly..........................          203,916  (5)          2.3%
Scott D. Gerardin.........................           10,005  (6)           *
William Gravitter.........................          557,264  (7)          6.3%
Christ Krantz.............................          283,414               3.2%
Brian T. McGarry..........................           40,778  (8)           *
Robert W. Orth............................           36,379  (9)           *
Ronald K. Puetz...........................           45,601  (10)          *
Agatha T. Ulrich..........................        4,756,616  (11)        53.4%
David A. Ulrich, Jr.......................        3,215,495  (12)        36.1%
William J. Werry..........................           97,806  (13)         1.1%
Scott A. Wilson...........................           35,949  (14)          *
All directors and officers
as a group (13 persons) ..................        5,359,181  (15)        60.2%
Ulrich Voting Trust.......................        3,000,000  (16)        33.7%


     (1) As defined under applicable securities laws, a person is the "beneficial owner" of shares if he or she has, alone or together with one or more other persons, the power to vote or to dispose of such shares. A person is also a beneficial owner of shares if he or she has the right to acquire beneficial ownership of those shares (for example, through the exercise of a stock option) within 60 days of the date for which the determination of beneficial ownership is made. Finally, a person may be deemed to be a beneficial owner of shares if he or she has the right to acquire such shares pursuant to a shareholders' agreement that includes a right of first refusal in favor of such person. The number of shares held by the spouses, or in Individual Retirement Arrangements (IRAs) for the benefit of spouses, of certain of the persons named in the above table is for informational purposes only, and each such person disclaims beneficial ownership of shares registered in the sole name of his spouse or held in an IRA for the benefit of his spouse.

     (2) Percentage based on 8,904,915 shares issued and outstanding as of March 28, 2008. Asterisk (*) denotes less than 1 percent.

     (3) Registered in the name of Mr. Bauer and his wife, as joint tenants, as to which Mr. Bauer shares voting and investment power. Excludes 2,640 shares registered in the name of Mrs. Bauer.

     (4) Includes: (i) 10,086 shares registered in the name of Mr. Beres and his wife, as joint tenants, as to which Mr. Beres shares voting and investment power; (ii) 1,314 shares held in accounts for Mr. Beres' children for which he is custodian; and (iii) 2,379 shares held in a self-directed IRA for the benefit of Mr. Beres. Excludes 1,269 shares held in Mrs. Beres' self-directed IRA.

     (5)  Includes:  (i) 6,195 shares  registered  in the name of Mr.  Fedderly;
          (ii) 96,726 shares registered to the Sanford Fedderly 1991 Revocable Trust; and (iii) 100,995 shares registered in the name of Mrs. Roberta
          C. Fedderly 1991 Revocable Trust of which Mr. Fedderly is a Trustee.

     (6) Includes 120 shares registered in the name of Mr. Gerardin and his wife, as joint tenants, as to which Mr. Gerardin has shared voting and investment power; and 9,885 shares held in a self-directed IRA for the benefit of Mr. Gerardin.

     (7) Includes 531,631 shares registered in Mr. Gravitter's name and 25,633 shares subject to agreements with members of Mr. Gravitter's family under which he exercises no voting power, but has right of first refusal on sale of stock. Certain of these shares are also shown as beneficially owned by Agatha T. Ulrich (see Note (11), below). Excludes 61,656 shares registered in the name of Mrs. Gravitter.

     (8) Registered in the name of Mr. McGarry. Certain of these shares are also shown as beneficially owned by Agatha T. Ulrich (see Note (11), below). Excludes 107,721 shares registered in the name of Kathleen McGarry, Mr. McGarry's spouse and excludes other shares that may be beneficially owned by Mrs. McGarry.

     (9) Includes (i) 30,143 shares registered in the name of Mr. Orth and (ii) 6,236 shares in accounts for Mr. Orth's children for which he is custodian.

     (10) Includes (i) 29,390 shares registered in the name of Mr. Puetz; (ii) 8,315 shares registered in the name of Mr. Puetz and his wife as joint tenants, as to which Mr. Puetz has shared voting and investment power; and (iii) 7,896 shares held in a self-directed IRA for the benefit of Mr. Puetz. Excludes 3,105 shares registered in the name of Mrs. Puetz.

     (11) Based on an Amended Schedule 13D dated December 5, 2007 filed by Agatha T. Ulrich. Includes: (i) 1,530 shares directly held by Mrs. Ulrich as to which she has sole voting and investment power; (ii) 126,864 shares held by the Agatha T. Ulrich 2004 Intangible Management Trust over which Mrs. Ulrich has shared voting and investment power with the three trustees of such trust as a result of her right to cause a distribution of the shares of Company stock held by the Trust;
          (iii) 34,759 shares held by N.D.C., LLC of which Mrs. Ulrich is the controlling member and has shared voting and investment power; (iv) 3,855,641 shares held under a Stockholders' Agreement with certain family members and related entities over which Mrs. Ulrich may be deemed to have shared investment power (which includes certain of the shares shown as beneficially owned by Brian T. McGarry (see Note 8, above); by David A. Ulrich, Jr. (see Note (12), below); and by the Ulrich Voting Trust (see Note (13), below)); (v) 621,496 shares held under a Stockholder's Agreement with William Gravitter (a director of the Company) and his transferees over which Mrs. Ulrich may be deemed to have shared investment power (see Note (7), above); and (vi)
          116,326 shares held in the Agatha T. Ulrich IRA over which she has sole voting and investment power.

     (12) Includes (i) 3,000,000 shares held by the Ulrich Voting Trust over which Mr. Ulrich has shared voting and dispositive power by virtue of his position as Trustee of such Trust (see Note (13), below);
          (ii) 147,138 shares registered in the name of Mr. Ulrich; (iii) 6,532 shares registered in the name of Mr. Ulrich and his wife as joint tenants as to which Mr. Ulrich has shared voting and investment power; and (iv) 61,825 shares registered in the name of Mr. Ulrich's minor children. Certain of these shares are also shown as beneficially owned by Agatha T. Ulrich (see Note (11), above). Excludes 20,891 shares registered in the name of Mr. Ulrich's wife.

     (13) Includes 16,650 shares registered in Mr. Werry's name; and (ii) 81,156 shares registered in the name of Mr. Werry and his wife as joint tenants, as to which Mr. Werry has shared voting and investment power. Excludes 7,284 shares registered in the name of Mr. Werry's spouse.

     (14) Includes 25,726 shares registered in the name of the Scott A. Wilson and Susan J. Wilson Living Trust, as to which Mr. Wilson has shared voting and investment power; and 10,223 shares held in a self-directed IRA for the benefit for Mr. Wilson. Excludes 4,220 shares held in Mrs. Wilson's self-directed IRA.

     (15) Certain of the shares are shown in the above table as being beneficially owned by more than one of the persons named therein; to avoid-double counting, these shares are included only once in the total.

     (16) Based on Schedule 13D filed December 3, 2007. The three trustees of the Ulrich Voting Trust are David A. Ulrich, Jr. (a director of the Company), Kathleen McGarry (who is the spouse of Brian T. McGarry, a director of the Company) and Thomas Ulrich. The three Trustees, acting by majority action, have the authority to vote such shares in their discretion. The Voting Trust Agreement provides that the voting trust certificates representing the shares shall be issued in four equal amounts as a gift for the benefit of Mrs. Agatha T. Ulrich's children:
          David A. Ulrich, Jr., Kathleen McGarry, Thomas Ulrich and the Marilyn Ulrich-Graves Trust, a trust established for the benefit of Marilyn T. Ulrich-Graves. These shares are also shown as beneficially owned by Agatha T. Ulrich (see Note (11), above). The address of the Ulrich Voting Trust is P.O. Box 180437, Delafield, Wisconsin 53018.

The Corporation knows of no contractual arrangements, including the pledge of its securities, which might result in a change of control of the Corporation.

                              ELECTION OF DIRECTORS

The Board of Directors proposes that the thirteen (13) nominees named below be elected to serve as directors for the ensuing year and until their successors are elected and qualified. All thirteen (13) directors will serve one-year terms. Proxies received by the Board of Directors will be voted FOR the election of the following thirteen (13) persons, unless otherwise indicated, but, if any such nominee is unable to serve due to presently unforeseen circumstances, proxies may be voted for another person nominated by the Board of Directors.

All of the persons nominated as directors are currently directors of the Corporation. All of the nominees have consented to serve if elected and the Board of Directors is not aware of any nominee who may be unable to serve as a director. The directors and officers of the Corporation beneficially own a majority of the Corporation's outstanding Common Stock. Accordingly, assuming that all directors and executive officers vote for the nominees listed below, election of such nominees is assured.

                                Director      Principal Occupation During the
    Name                Since     Age      Past 5 Years and Other Directorships

Frank J. Bauer           1990      81      President of Frank Bauer Construction
                                           Company, Inc.  Director  of  Tri City
                                           National Bank.

William N. Beres         2002      50      Chief  Financial  Officer  of Wisvest
                                           LLC,  a  wholly  owned subsidiary  of
                                           Wisconsin  Energy  Corporation  since
                                           January  1999.    Vice  President  of
                                           Minergy LLC,a wholly owned subsidiary
                                           of Wisconsin Energy Corporation since
                                           May 2003.   General Manager of Witech
                                           Corporation,a wholly owned subsidiary
                                           of Wisconsin Energy Corporation since
                                           November, 2007.  Member  of the board
                                           of directors for  Centerpoint Wispark
                                           Land Company LLC since December 2004.
                                           Director of Tri City National Bank.

Sanford Fedderly         1980      73      Retired   Registered   Pharmacist.
                                           Retired   President  of   Tri   City
                                           Pharmacy, Inc., Oak Creek, Wisconsin.
                                           Director of Tri  City National  Bank.

Scott D. Gerardin        2002      49      Senior Vice President,General Counsel
                                           and   Assistant   Secretary  of   the
                                           Corporation   since   January   2005.
                                           Senior  Vice  President  of  Tri City
                                           National  Bank  since  2002,  General
                                           Counsel  of  Tri  City  National Bank
                                           since 1992 and Director  of Tri  City
                                           National Bank.

William Gravitter        1980      79      President of Hy-View Mobile Home Park
                                           Director of Tri City National Bank.

Christ Krantz            1980      83      President  of  Krantz   Realty,  Inc.
                                           Vice President and  Secretary of KRK,
                                           Inc.  Member  of  Krantz Partnership,
                                           LLC  (formally Veterans  Linen Supply
                                           Company).    Director  of  Tri   City
                                           National Bank.


Brian T. McGarry         2005      57      Retired  Vice  President  of Tri City
                                           National Bank.   Director of NDC LLC.
                                           Director of Tri City National Bank.

Robert W. Orth           1996      61      Executive  Vice  President   of   the
                                           Corporation and President of Tri City
                                           National  Bank  since   April   2008.
                                           Prior to that, Senior Vice  President
                                           of the Corporation(from 1996 to 2008)
                                           and Executive  Vice President  of Tri
                                           City National Bank(from 1996 to 2008)
                                           Director of Tri City National Bank.

Ronald K. Puetz          1988      59      Chairman of the Board,  President and
                                           Chief   Executive   Officer   of  the
                                           Corporation   since   April 9,  2008,
                                           Executive   Vice   President  of  the
                                           Corporation    from    2000   through
                                           April  8,   2008   and  Senior   Vice
                                           President  of  the  Corporation  from
                                           1990 to 2000. Chairman of  the  Board
                                           and  Chief  Executive Officer  of Tri
                                           City National  Bank since April 2008.
                                           Prior to that, President  of Tri City
                                           National  Bank  (from  2000 to 2008).
                                           Vice President and  Treasurer of NDC,
                                           LLC.    Director of Tri City National
                                           Bank.

Agatha T. Ulrich         1999      79      Chairman  and  Director  of NDC, LLC.
                                           Director of Tri City National Bank.

David A. Ulrich, Jr.     1997      47      Retired  Vice President  and Director
                                           of  Mega  Marts,  Inc.   Retired Vice
                                           President of  NDC, Inc.  Director  of
                                           NDC  LLC.    Director  of  Tri   City
                                           National Bank.

William J. Werry         1980      81      Retired  Unit  President  of Tri City
                                           National Bank.   Director of Tri City
                                           National Bank.

Scott A. Wilson          1990      61      Executive   Vice   President,   Chief
                                           Financial   Officer,   Secretary  and
                                           Treasurer  of  the  Corporation since
                                           April  2008.    Senior Vice President
                                           and Secretary of the Corporation from
                                           1990 to 2008.  Various positions with
                                           Tri  City  National  Bank  (including
                                           Executive  Vice President, Secretary,
                                           Director and Treasurer) since 1990.

There  is  a  family  relationship   between   several   of   the  nominees  for
directorship. Mr. Ulrich is Mrs. Ulrich's son, Mr. Bauer is Mrs. Ulrich's brother and Mr. McGarry is Mrs. Ulrich's son-in-law.

Messrs. Gerardin, Orth, Puetz and Wilson are the only executive officers of the Corporation. Each of their ages, positions and offices with the Corporation and period during which he has served as such are as set forth in the above table. All executive officers are elected annually by the Board of Directors and serve until their successors are elected and qualified.

DIRECTORS' FEES AND BENEFITS

Non-employee directors of the Corporation receive $300 for each general Board meeting of the Corporation attended, $1,500 for each general Board meeting of Tri City National Bank attended, plus a $14,000 annual retainer. In addition, Messrs. Gravitter, Fedderly, Krantz and McGarry receive annual compensation of $17,900, $12,150 $5,600, and $5,600, respectively for their service on the Executive Committee. Non-employee members of the loan committee receive compensation of $500 per meeting attended, except for the Chairman, who receives $750 per meeting attended. Non-employee members of the audit committee receive compensation of $250 per meeting attended, except the Chairman, who receives annual compensation of $10,000. Non-employee members of the CRA/compliance committee receive compensation of $250 per meeting attended. None of the directors receive any stock options or other equity compensation for their service as a director or on any particular committee.

None of the Corporation's inside directors (directors who are also officers of the Corporation) received any compensation for their service on the Corporation's Board. The following table sets forth information regarding the fees paid to the Corporation's outside directors during 2007.


                                                    Fees Earned
                                                  or Paid in Cash
                     Name                               ($)

                Frank J. Bauer                        $21,500

                William N. Beres                       34,550

                Sanford Fedderly                       38,450

                William Gravitter                      42,900

                Christ Krantz                          27,550

                Brian T. McGarry                       24,550

                Agatha T. Ulrich                       23,300

                David A. Ulrich, Jr.                   22,500

                William J. Werry                       26,300

All of the directors except Messrs. Gerardin, Orth, Puetz, Wilson and Werry are independent in accordance with the definition of independence in Rule 4200(a)(15) of the NASD listing standards. The Corporation's Board of Directors has standing Audit and Executive Committees. The Executive Committee is composed of Messrs. Fedderly, Gravitter, Krantz, McGarry and Puetz. The Executive Committee's purpose is to exercise the powers of the full Board between regular meetings of the Board. During 2007, the Executive Committee held no meetings. The Corporation has an Audit Committee composed of independent directors. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included in this proxy statement.

The Board of Directors has not appointed a nominating committee. The review of recommendations for, and the selection of, nominees to Board membership is handled by the Board serving as a committee of the whole. Due to the infrequent turnover in the Board, the Board has determined that it is not necessary or appropriate at this time to establish a separate nominating committee. No nominating committee charter has been adopted by the Board of Directors serving in their capacity as a committee of the whole.

The Board of Directors does not have a formal process for considering nominees whose names are submitted to it by shareholders because it believes that the informal consideration process has been adequate given the historical absence of shareholder proposals. If shareholders were to recommend nominees for directors, the full Board of Directors would consider such persons. Shareholders are entitled to nominate persons from the floor at the annual meeting, but it is intended that the proxies solicited with the proxy statement will be voted for the slate of the thirteen persons listed in the table above as nominees to the Board of Directors.

The Board of Directors has generally identified nominees based upon suggestions by non-management directors, management members and/or shareholders. The Board of Directors considers factors important for potential members of the Board, including the individual's integrity, general business background and experience, experience with the banking industry, and the ability to serve on the Board of Directors. The Board of Directors does not evaluate proposed nominees differently based upon who made the proposal.

The Board of Directors does not have a compensation committee, because compensation of the executive officers of the Corporation is reviewed by the Board serving as a committee of the whole. The Corporation believes that each of the Board members should have input into the compensation of the Corporation's executive officers and, because its compensation system is not complex, it is not necessary to seek the recommendations of a separate compensation committee. The Board does not operate under any formal written charter in its capacity as a committee of the whole. The duties of the Board in its capacity as the Corporation's compensation committee include the review and approval of the salaries and other compensation of the Corporation's executive officers, which are recommended to the Board by the Corporation's President. The Board did not retain the services of any compensation consultants in carrying out its duties during 2007.

The Board of Directors held six meetings during 2007. All incumbent directors attended 75% or more of the meetings of the Board (except Mr. Krantz who attended 67% of the meetings of the Board) and the committees on which they served during 2007. Directors are encouraged to attend the annual meeting of shareholders, but the Corporation has not adopted a formal policy requiring attendance at the annual meeting. All of the incumbent directors attended the 2007 annual meeting of shareholders.

The Board of Directors currently does not have a formal process for shareholders to send communications to the Board because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. However, shareholders wishing to communicate with the Board of Directors may send communications directly to Ronald K. Puetz, Chairman of the Board, c/o Tri City Bankshares Corporation, 6400 South 27th Street, Oak Creek, Wisconsin 53154.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A of the Proxy Statement for the 2006 Annual Meeting of Shareholders. The current members of the Audit Committee, all of whom are non-employee directors, are Messrs. Beres (Chair), Fedderly and Krantz. All of the members of the Audit Committee are independent in accordance with the definition of independence in Rule 4200(a)(15) of the NASD listing standards. The Board of Directors has determined that it currently has one audit committee financial expert, Mr. Beres, serving on its Audit Committee.

Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including the discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 and the auditors' independence from management and the Corporation. The Audit Committee has received the written disclosures and the letter from Virchow, Krause & Company, LLP ("Virchow Krause") required by the Independence Standards Board Standard No. 1 and has discussed with Virchow Krause the firm's independence.

The Audit Committee discussed with the Corporation's internal and independent auditors the overall scopes and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Audit Committee held five meetings during fiscal 2007.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended 2007 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of the Corporation's independent auditors for the year ending December 31, 2008.

William N. Beres, Audit Committee Chair
Sanford Fedderly, Audit Committee Member
Christ Krantz, Audit Committee Member

March 25, 2008

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table shows cash and non-cash compensation for the years ended December 31, 2007 and 2006, for Henry Karbiner, Jr., who served as the
Corporation's "principal executive officer" for all of 2007, and for the Corporation's three most highly compensated executive officers for 2007.


                                                              Annual
                                         Base       Cash     All Other
          Name                          Salary      Bonus  Compensation   Total
and Principal Position(1)       Year     ($)         ($)      ($)(2)       ($)
                                ----    -------   --------  -----------  -------
Henry Karbiner, Jr.,            2007   $476,612   $ 33,256   $ 11,250   $521,118
President and Chief Executive   2006   $475,090   $ 23,755   $ 11,000   $509,845
Officer and Treasurer

Ronald K. Puetz,                2007    308,915     21,553     11,250    341,718
Executive Vice President        2006    294,000     14,700     11,000    319,700

Robert W. Orth,                 2007    256,800     17,976     11,250    286,026
Senior Vice President           2006    245,100     12,255     11,000    268,355

Scott A. Wilson,                2007    249,615     17,402     11,250    278,267
Senior Vice President and       2006    237,300     11,865     11,000    260,165
Secretary


     (1) Positions with the Corporation at December 31, 2007 and for the years indicated.

     (2)  All  other   compensation   represents  the   Corporation's   matching
          contribution to the employee's 401(k) plan.

PLAN-BASED AWARD GRANTS IN LAST FISCAL YEAR

The Corporation does not maintain a stock option or any other equity-based incentive program, and therefore did not award any stock options to its executive officers as part of its overall compensation program in 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The Corporation does not maintain a stock option or any other equity-based incentive program, and therefore there were no shares of the Corporation's common stock subject to outstanding equity awards that were unexercised or that had not yet vested at December 31, 2007.

2007 OPTION EXERCISES AND STOCK VESTED

The Corporation does not maintain a stock option or any other equity-based incentive program, and therefore there were no stock option awards exercised by any executive officer of the Corporation in 2007, nor were there any shares acquired upon the vesting of any restricted stock awards.

PENSION BENEFITS

The Corporation does not maintain any pension benefit plans for its officers or directors that would otherwise be disclosable in these proxy materials.

2007 NONQUALIFIED DEFERRED COMPENSATION

The Corporation did not maintain any nonqualified deferred compensation plan for the benefit of any of its executive officers as of December 31, 2007.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

None of the executive officers of the Corporation has any arrangement that provides for severance payments. Additionally, none of the executive officers of the Corporation is entitled to payment of any benefits upon a change-in-control of the Corporation.

AGREEMENTS WITH EXECUTIVE OFFICERS

The Corporation does not have any employment agreements with any of its executive officers.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The  following  members  of  the  Board  of  Directors,   which  serves  as  the
Corporation's Compensation Committee are officers of the Corporation and its banking subsidiary:

Ronald K. Puetz                            Robert W. Orth
Scott A. Wilson                            Scott D. Gerardin


                  LOANS AND OTHER TRANSACTIONS WITH MANAGEMENT

The Corporation has never made any loans to any of its officers or directors. However, in the ordinary course of business, the Corporation's banking subsidiary made loans during 2007 to officers and directors of the Corporation, and to business firms in which officers and directors of the Corporation are officers, partners or in which they have a substantial interest. The loans made by the Corporation's banking subsidiary were made to the Corporation's officers and directors and certain of the companies with which they are associated in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unaffiliated persons or firms, and do not involve more than a normal risk of collectibility or present other unfavorable features.

Mrs. Agatha T. Ulrich, director of the Corporation, is a principal member in a LLC that owns buildings occupied by the Corporation's central office in Oak Creek, and a Tri City National Bank branch office located in Milwaukee. The central office building lease has a term through 2011 and the branch office has a lease with a term through 2010. The annual rent for 2007 paid in connection with both of the aforementioned leases was $265,448. Rent is subject to adjustment as a result of increases in the consumer price index. Pursuant to the central office lease only, the Corporation is also obligated to pay its proportionate share of property taxes, insurance and maintenance costs associated with the building.

In addition, in 2007, Mr. William J. Werry received $16,800 for consulting services performed for the Corporation. His current annual compensation is $16,800.

It is the Corporation's policy that disinterested members of the Board of Directors must approve, in advance, all transactions with related parties. In accordance with applicable banking regulations, including Regulation O promulgated by the Federal Reserve Board, the Board of Directors reviews any loan made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceeds the greater of $25,000 or 5% of the Corporation's capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.

                                 OTHER BUSINESS

The Board of Directors knows of no other business, which may come before the annual meeting. In the event that any other business not known or determined at this time does properly come before the meeting, it is intended that the persons named in the proxy shall vote in accordance with their best judgment.

                                VOTING OF PROXIES

The presence in person or by proxy, of the holders of a majority of the shares of the Common Stock outstanding on the record date is required for a quorum with respect to the matters on which action is to be taken at the annual meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining a quorum.

Proxies received by the Board of Directors will be voted in accordance with the specifications indicated by the shareholder and unless authority to vote upon the election of the directors, or as to individual nominees, is withheld, the proxies will be voted FOR all of the nominees listed in the proxy statement.

Directors are elected by a plurality of the votes cast by holders of the Corporation's Common Stock entitled to vote at a meeting at which a quorum is present. In other words, the thirteen directors who receive the largest number of votes will be elected as directors. Any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. Any votes attempted to be cast "against" a candidate are not given legal effect and are not counted as votes cast in an election of directors.

                              INDEPENDENT AUDITORS

The Corporation engaged Virchow Krause to audit the Corporation's financial statements for the year ended December 31, 2007. During the year ended December 31, 2007, the Corporation did not consult with Virchow Krause regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K. The Audit Committee has selected Virchow Krause as independent auditors for the 2008 year-end audit.

AUDIT FEES. The aggregate fees billed for audit services rendered by Virchow Krause in 2007 and 2006 totaled $92,700 and $80,175 respectively. Services in this category for 2007 and 2006 consisted of:

     o    Audits of the annual consolidated financial statements;

     o Reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q;

     o Examination of management's assertion regarding internal control over financial reporting; and

     o Services associated with registration statements, periodic reports and other documents filed with the Securities and Exchange Commission.

AUDIT-RELATED FEES. The aggregate fees billed in 2007 and 2006 for assurance and related services provided by Virchow Krause that are reasonably related to the performance of the audit or review of the Corporation's financial statements totaled $16,075 and $12,875 respectively. Services in this category in 2007 and 2006 consisted primarily of:

     o    Financial statement audits of employee benefit plan; and

     o    Agreed-upon procedures reports related to an educational loan program

TAX FEES. The aggregate fees billed in 2007 and 2006 for professional services rendered by Virchow Krause, for tax compliance, tax advice and tax planning, totaled $13,000 and $9,690 respectively. Services in this category in 2007 and 2006 consisted primarily of:

     o Tax planning and other non-compliance consultation, including tax audit assistance; and

     o    Tax compliance, including federal and state tax return preparation.

ALL OTHER FEES. There were no fees billed in 2007 and 2006 for other professional services provided by Virchow Krause.

The Audit Committee has considered whether the provision of other non-audit services is compatible with the independent auditors' independence and satisfied itself as to the auditors' independence.

Representatives of the firm of Virchow, Krause & Company, LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Audit Committee pre-approves all audit and allowable non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services.

                             SHAREHOLDERS PROPOSALS

Proposals by shareholders sought to be included in the Corporation's proxy statement for its 2009 Annual Meeting of Shareholders must be received by the Corporation no later than January 7, 2009. The Corporation's By-Laws currently do not restrict shareholders from making proposals or director nominations at the annual meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and 10% shareholders to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership of stock in the Corporation. Copies of these reports must also be furnished to the Corporation. Based solely on a review of these copies, the Corporation believes that during 2007, its officers, directors and 10% shareholders complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.

                                    FORM 10-K

A COPY OF THE CORPORATION'S FORM 10-K WHICH AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2007 MAY BE OBTAINED WITHOUT CHARGE BY ANY PERSON WHO WAS A BENEFICIAL OWNER OF THE CORPORATION'S SHARES AS OF THE APRIL 24, 2008 RECORD DATE BY WRITTEN REQUEST TO SCOTT A. WILSON, SECRETARY OF THE CORPORATION, 6400 SOUTH 27TH STREET, OAK CREEK, WISCONSIN 53154, (414) 761-1610.

By Order of the Board of Directors

/s/Scott A. Wilson

Scott A. Wilson, Secretary
Oak Creek, Wisconsin

May 7, 2008


IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, PLEASE COMPLETE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

PROXY                    Tri City Bankshares Corporation                   PROXY
                         Annual Meeting - June 11, 2008
           This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints William Gravitter and Ronald K. Puetz and each of them, with full power to act without the other and with full power in each to appoint his substitute or substitutes, as the undersigned's proxy to vote all of the shares which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of Tri City Bankshares Corporation, a
Wisconsin corporation, to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 11, 2008 at 9:30 a.m., and at any adjournment or adjournments of said meeting, on the following matters:

1. Election of Directors :
    FOR all nominees listed below       |_|         WITHHOLD AUTHORITY       |_|
    (or their substitutes if any  nominees       To vote for all nominees listed
     shall be unable to stand for election)       below



  FRANK J. BAUER, WILLIAM N. BERES, SANFORD FEDDERLY, SCOTT D. GERARDIN, WILLIAM
    GRAVITTER, CHRIST KRANTZ, BRIAN T. McGARRY, ROBERT W. ORTH, RONALD K. PUETZ,
       AGATHA T. ULRICH, DAVID A. ULRICH, JR., WILLIAM J. WERRY, SCOTT A. WILSON

(INSTRUCTION:  To withhold authority to vote for any individual  nominee,  write that nominee's name in the space provided below.)

                                     (Over)



--------------------------------------------------------------------------------





       The Board of Directors recommends a vote FOR each of the nominees.

2. In their discretion on such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES.


                                            Date                          , 2008
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                Please  sign  exactly  as   name
                                                appears   hereon.    For   joint
                                                accounts, all owners should sign
                                                Executors,       Administrators,
                                                Trustees,   etc.,    should   so
                                                indicate when signing.